The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

A-Class
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $1
Janus Adviser Flexible Bond Fund $1
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $0
Janus Adviser Growth and Income Fund $0
Janus Adviser Mid Cap Value Fund $0

C-Class
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $211
Janus Adviser Flexible Bond Fund $302
Janus Adviser International Growth Fund $5
Janus Adviser Money Market Fund $0
Janus Adviser Growth and Income Fund $0
Janus Adviser Mid Cap Value Fund $0

I-Class
Janus Adviser Worldwide Fund $2,268
Janus Adviser Balanced Fund $11,248
Janus Adviser Flexible Bond Fund $2,624
Janus Adviser International Growth Fund $1,897
Janus Adviser Money Market Fund $229
Janus Adviser Growth and Income Fund $544
Janus Adviser Mid Cap Value Fund $22

R-Class
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Growth and Income Fund $0
Janus Adviser Mid Cap Value Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

A-Class
Janus Adviser Flexible Bond Fund $0
Janus Adviser Core Equity Fund $0
Janus Adviser Risk-Managed Growth Fund $1
Janus Adviser Risk-Managed Core Fund $6
Janus Adviser Mid Cap Value Fund $17
Janus Adviser Small Company Value Fund $1

C-Class
Janus Adviser Flexible Bond Fund $112
Janus Adviser Core Equity Fund $253
Janus Adviser Risk-Managed Growth Fund $362
Janus Adviser Risk-Managed Core Fund $598
Janus Adviser Mid Cap Value Fund $154
Janus Adviser Small Company Value Fund $26

I-Class
Janus Adviser Flexible Bond Fund $778
Janus Adviser Core Equity Fund $943
Janus Adviser Risk-Managed Growth Fund $3,568
Janus Adviser Risk-Managed Core Fund $884
Janus Adviser Mid Cap Value Fund $1,647
Janus Adviser Small Company Value Fund $1,097

R-Class
Janus Adviser Flexible Bond Fund $0
Janus Adviser Core Equity Fund $0
Janus Adviser Risk-Managed Growth Fund $1
Janus Adviser Risk-Managed Core Fund $1
Janus Adviser Mid Cap Value Fund $1
Janus Adviser Small Company Value Fund $1

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows (in 000's):

A-Class
Janus Adviser Worldwide Fund $0.1274
Janus Adviser Balanced Fund $0.3564
Janus Adviser Flexible Bond Fund $0.4817
Janus Adviser International Growth Fund $0.1906
Janus Adviser Money Market Fund $0.0176
Janus Adviser Growth and Income Fund $0.0720
Janus Adviser Mid Cap Value Fund $0.0128

C-Class
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.2726
Janus Adviser Flexible Bond Fund $0.4700
Janus Adviser International Growth Fund $0.0608
Janus Adviser Money Market Fund $0.0194
Janus Adviser Growth and Income Fund $0.0000
Janus Adviser Mid Cap Value Fund $0.0000

I-Class
Janus Adviser Worldwide Fund $0.0976
Janus Adviser Balanced Fund $0.4140
Janus Adviser Flexible Bond Fund $0.5329
Janus Adviser International Growth Fund $0.1726
Janus Adviser Money Market Fund $0.0169
Janus Adviser Growth and Income Fund $0.0396
Janus Adviser Mid Cap Value Fund $0.0096

R-Class
Janus Adviser Worldwide Fund $0.1013
Janus Adviser Balanced Fund $0.2824
Janus Adviser Flexible Bond Fund $0.4307
Janus Adviser International Growth Fund $0.1644
Janus Adviser Growth and Income Fund $0.0200
Janus Adviser Mid Cap Value Fund $0.0000


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

A-Class
Janus Adviser Flexible Bond Fund $0.1602
Janus Adviser Core Equity Fund $0.5306
Janus Adviser Risk-Managed Growth Fund $0.8810
Janus Adviser Risk-Managed Core Fund $1.4768
Janus Adviser Mid Cap Value Fund $0.7233
Janus Adviser Small Company Value Fund $0.8003

C-Class
Janus Adviser Flexible Bond Fund $0.1602
Janus Adviser Core Equity Fund $0.5306
Janus Adviser Risk-Managed Growth Fund $0.8810
Janus Adviser Risk-Managed Core Fund $1.4768
Janus Adviser Mid Cap Value Fund $0.7233
Janus Adviser Small Company Value Fund $0.8003

I-Class
Janus Adviser Flexible Bond Fund $0.1602
Janus Adviser Core Equity Fund $0.5306
Janus Adviser Risk-Managed Growth Fund $0.8810
Janus Adviser Risk-Managed Core Fund $1.4768
Janus Adviser Mid Cap Value Fund $0.7233
Janus Adviser Small Company Value Fund $0.8003

R-Class
Janus Adviser Flexible Bond Fund $0.1602
Janus Adviser Core Equity Fund $0.5306
Janus Adviser Risk-Managed Growth Fund $0.8810
Janus Adviser Risk-Managed Core Fund $1.4768
Janus Adviser Mid Cap Value Fund $0.7233
Janus Adviser Small Company Value Fund $0.8003

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Shares
Janus Adviser Large Cap Growth Fund $1
Janus Adviser Mid Cap Growth Fund $12
Janus Adviser Worldwide Fund $1
Janus Adviser Balanced Fund $3
Janus Adviser Flexible Bond Fund $6
Janus Adviser International Growth Fund $3
Janus Adviser Money Market Fund $10
Janus Adviser Forty Fund $1,096
Janus Adviser Core Equity Fund $3
Janus Adviser Growth and Income Fund $9
Janus Adviser Foreign Stock Fund $20
Janus Adviser Risk-Managed Growth Fund $967
Janus Adviser Risk-Managed Core Fund $248
Janus Adviser Mid Cap Value Fund $1,609
Janus Adviser Small Company Value Fund $1

C-Shares
Janus Adviser Large Cap Growth Fund $107
Janus Adviser Mid Cap Growth Fund $103
Janus Adviser Worldwide Fund $29
Janus Adviser Balanced Fund $676
Janus Adviser Flexible Bond Fund $460
Janus Adviser International Growth Fund $77
Janus Adviser Money Market Fund $10
Janus Adviser Forty Fund $909
Janus Adviser Core Equity Fund $450
Janus Adviser Growth and Income Fund $520
Janus Adviser Foreign Stock Fund $8
Janus Adviser Risk-Managed Growth Fund $777
Janus Adviser Risk-Managed Core Fund $694
Janus Adviser Mid Cap Value Fund $609
Janus Adviser Small Company Value Fund $53

I-Shares
Janus Adviser Large Cap Growth Fund $10,340
Janus Adviser Mid Cap Growth Fund $3,611
Janus Adviser Worldwide Fund $16,799
Janus Adviser Balanced Fund $22,942
Janus Adviser Flexible Bond Fund $4,347
Janus Adviser International Growth Fund $9,494
Janus Adviser Money Market Fund $10,081
Janus Adviser Forty Fund $39,710
Janus Adviser Core Equity Fund $1,900
Janus Adviser Growth and Income Fund $12,504
Janus Adviser Foreign Stock Fund $244
Janus Adviser Risk-Managed Growth Fund $5,630
Janus Adviser Risk-Managed Core Fund $873
Janus Adviser Mid Cap Value Fund $2,656
Janus Adviser Small Company Value Fund $1,533


R-Shares
Janus Adviser Large Cap Growth Fund $1
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $1
Janus Adviser International Growth Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Core Equity Fund $1
Janus Adviser Growth and Income Fund $1
Janus Adviser Foreign Stock Fund $1
Janus Adviser Risk-Managed Growth Fund $1
Janus Adviser Risk-Managed Core Fund $1
Janus Adviser Mid Cap Value Fund $43
Janus Adviser Small Company Value Fund $160


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

A-Shares
Janus Adviser Large Cap Growth Fund $21.07
Janus Adviser Mid Cap Growth Fund $26.79
Janus Adviser Worldwide Fund $27.50
Janus Adviser Balanced Fund $25.95
Janus Adviser Flexible Bond Fund $12.12
Janus Adviser International Growth Fund $31.33
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $27.41
Janus Adviser Core Equity Fund $19.58
Janus Adviser Growth and Income Fund $17.29
Janus Adviser Foreign Stock Fund $13.21
Janus Adviser Risk-Managed Growth Fund $13.32
Janus Adviser Risk-Managed Core Fund $13.92
Janus Adviser Mid Cap Value Fund $16.09
Janus Adviser Small Company Value Fund $14.68

C-Shares
Janus Adviser Large Growth Fund $21.13
Janus Adviser Mid Cap Growth Fund $26.57
Janus Adviser Worldwide Fund $27.80
Janus Adviser Balanced Fund $26.27
Janus Adviser Flexible Bond Fund $12.08
Janus Adviser International Growth Fund $31.92
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $27.25
Janus Adviser Core Equity Fund $19.48
Janus Adviser Growth and Income Fund $17.33
Janus Adviser Foreign Stock Fund $13.25
Janus Adviser Risk-Managed Growth Fund $13.10
Janus Adviser Risk-Managed Core Fund $13.69
Janus Adviser Mid Cap Value Fund $15.92
Janus Adviser Small Company Value Fund $14.48

I-Shares
Janus Adviser Large Cap Growth Fund $21.02
Janus Adviser Mid Cap Growth Fund $26.73
Janus Adviser Worldwide Fund $27.47
Janus Adviser Balanced Fund $25.94
Janus Adviser Flexible Bond Fund $12.12
Janus Adviser International Growth Fund $31.28
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $27.34
Janus Adviser Core Equity Fund $19.54
Janus Adviser Growth and Income Fund $17.30
Janus Adviser Foreign Stock Fund $13.19
Janus Adviser Risk-Managed Growth Fund $13.28
Janus Adviser Risk-Managed Core Fund $13.88
Janus Adviser Mid Cap Value Fund $16.05
Janus Adviser Small Company Value Fund $14.66


R-Shares
Janus Adviser Large Cap Growth Fund $20.98
Janus Adviser Mid Cap Growth Fund $26.68
Janus Adviser Worldwide Fund $27.42
Janus Adviser Balanced Fund $25.92
Janus Adviser Flexible Bond Fund $12.12
Janus Adviser International Growth Fund $31.23
Janus Adviser Forty Fund $27.28
Janus Adviser Core Equity Fund $19.49
Janus Adviser Growth and Income Fund $17.28
Janus Adviser Foreign Stock Fund $13.16
Janus Adviser Risk-Managed Growth Fund $13.24
Janus Adviser Risk-Managed Core Fund $13.86
Janus Adviser Mid Cap Value Fund $16.04
Janus Adviser Small Company Value Fund $14.63

..